U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2016

GREAT CHINA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

0-23015
(Commission File No.)

Nevada (State or other jurisdiction of incorporation or organization)	87-0450232 (IRS Employer Identification No.)

C Site 25-26F President Building, No. 69 Heping North Street
Heping District, Shenyang 110003, Peoples Republic of China
(Address of principal executive offices)

0086-24-22813888
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm.

Effective July 1, 2016, Great China International Holdings, Inc. (the “Company”) engaged BDO China Shu Lun Pan Certified Public Accountants LLP, as the independent registered public accounting firm and auditors of the Company’s financial statements.  Concurrently the Company ended the engagement with the prior independent registered public accounting firm, Kabani & Company, Inc. (“Kabani & Company”)

The report of Kabani & Company on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2015 and 2014 did not contain an adverse or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2015 and 2014, and through July 1, 2016, there were (i) no disagreements between the Company and Kabani & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Kabani & Company would have caused Kabani & Company to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kabani & Company with a copy of this Form 8-K and requested that Kabani & Company furnish a letter addressed to the Securities & Exchange Commission stating whether or not Kabani & Company agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1.

New Independent Registered Public Accounting Firm.

Effective July 1, 2016, the Company’s Board of Directors approved the engagement of BDO China Shu Lun Pan Certified Public Accountants LLP (“BDO China Shu Lun Pan”), as the Company’s independent registered public accounting firm and auditors of the Company’s financial statements.  During the Company’s two most recent fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through July 1, 2016, the Company has not consulted with BDO China Shu Lun Pan, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO China Shu Lun Pan, concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
16.1	Letter from Kabani & Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great China International Holdings, Inc.

Date: July 1, 2016	By:	/s/ Frank Jiang
Frank Jiang, Chief Executive Officer

3